                                                                    Exhibit 10.4


                                    AGREEMENT

THIS AGREEMENT is made and entered into this 15th day of August 2001 by and between ADM Tronics Unlimited, Inc. ("ADM") and Sonotron Medical Systems, Inc. ("SMS"), Vet-Sonotron Systems, Inc. ("VET"), Enviro-Pack Development Corporation ("Enviro"), AA Northvale Medical Associates, Inc. ("AAN"), Precision Assembly Corporation ("PAC"), Pegasus Laboratories, Inc. ("PL") and Immuno-Therapy Corporation ("ITC") (SMS, VET, Enviro, AAN, PAC, PL and ITC collectively referred to herein as "The Subsidiaries").

                                   WITNESSETH

WHEREAS, ADM is the parent corporation to The Subsidiaries and has been providing numerous services to The Subsidiaries related to administrative, marketing, sales, manufacturing and other functions since each individuals subsidiary's inception, and

WHEREAS, in addition to the services ADM has allocated a portion of its real property facilities to The Subsidiaries for use by The Subsidiaries for the conduct of each of their respective businesses, and

WHEREAS, The Subsidiaries desire to have ADM continue to provide such services and allocate a portion of its real property for The Subsidiaries and ADM is desirous of continuing to provide such services and allocate such portion of its real property to The Subsidiaries and to memorialize such agreement in a writing.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency is hereby acknowledged, the parties hereto agree as follows:

         1. ADM shall provide services to The Subsidiaries under the terms and conditions hereafter recited. Such services shall include, but not be limited to, managerial and administrative services; marketing and sales services; clerical and communication services; maintaining a checking account for the deposit of funds received and the writing of checks; maintaining accounting records; and other services in the normal course of business (the "Services").

         2. The Subsidiaries shall pay ADM for such Services on a monthly basis pursuant to an allocation amount to be determined by ADM based upon a portion of its applicable costs plus any direct invoices from third parties specific to a particular subsidiary's activities. The schedule of such allocation shall be adjusted monthly based upon a reasonable estimate of such allocation made by ADM.

         3. With respect to the use of real property, ADM shall determine the amount of space allocated to each subsidiary on a monthly basis for both office and non-office space and The Subsidiaries shall reimburse ADM for the lease costs, real property taxes and related costs for such portion of both office and non-office space.


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         4. The Subsidiaries confirm that this Agreement does not infer any other relationship between ADM and The Subsidiaries and does not obligate ADM to be responsible for any debts or other liabilities of The Subsidiaries. The Subsidiaries are separate entities and each is responsible for any liabilities created.

         5. This Agreement shall be construed and enforced in accordance with the laws of the State of New Jersey and shall not be modified or terminated except by a written instrument executed by the parties hereto.

         6. This Agreement supercedes any previous agreements between the parties hereto, whether written, oral or by practice.

In confirmation of the foregoing, the parties hereto have executed this Agreement as of the day and year first above written.


                                           /s/ Andre' DiMino
                                           -------------------------------------
                                           ADM Tronics Unlimited, Inc.


                                           /s/ Andre' DiMino
                                           -------------------------------------
                                           Sonotron Medical Systems, Inc.


                                           /s/ Andre' DiMino
                                           -------------------------------------
                                           Vet-Sonotron Systems, Inc.


                                           /s/ Andre' DiMino
                                           -------------------------------------
                                           AA Northvale Medical Associates, Inc.


                                           /s/ Andre' DiMino
                                           -------------------------------------
                                           Enviro-Pack Development Corporation


                                           /s/ Andre' DiMino
                                           -------------------------------------
                                           Precision Assembly Corporation


                                           /s/ Andre' DiMino
                                           -------------------------------------
                                           Pegasus Laboratories, Inc.


                                           /s/ Andre' DiMino
                                           -------------------------------------
                                           Immuno-Therapy Corporation

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                                 FIRST AMENDMENT
                                       TO
                          MANAGEMENT SERVICES AGREEMENT

This FIRST AMENDMENT TO MANAGEMENT SERVICES AGREEMENT (this "Amendment"), dated February 10, 2005, is by and among ADM Tronics Unlimited, Inc., a Delaware corporation ("ADM"), Sonotron Medical Systems, Inc., a Delaware corporation ("SMS"), Ivivi Technologies, Inc., a New Jersey corporation formerly known as AA Northvale Medical Associates, Inc.("Ivivi"), and Pegasus Laboratories, Inc., a New Jersey corporation ("PL"). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Management Services Agreement (as defined below).

WHEREAS, ADM, SMS, Ivivi, PL, Vet-Sonotron Systems, Inc. ("VET"), Enviro-Pack Development Corporation ("Enviro"), Precision Assembly Corporation ("PAC") and Immuno-Therapy Corporation ("ITC") entered into a management services agreement on August 15, 2001 (as amended, supplemented or otherwise modified from time to time, the "Management Services Agreement");

WHEREAS, in April 2003, the operations of VET, Enviro, PAC and ITC were transferred from ADM to Ivivi;

WHEREAS, ADM, SMS, Ivivi and PL desire to amend the Management Services Agreement to, among other things, set forth the procedure by which the monthly dollar amount payable by each of SMS, Ivivi and PL to ADM for its services thereunder is determined;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

         Section 1. Amendments to Management Services Agreement. As of the date hereof, the Management Services Agreement is hereby amended as follows:

            (a) The introductory sentence of the Management Services Agreement is hereby amended by deleting the parenthetical "(SMS, VET, Enviro, AAN, PAC, PL and ITC collectively, referred to herein as "The Subsidiaries")" and replacing such parenthetical with "(SMS, Ivivi and PL are collectively referred to herein as the "Subsidiaries")."

            (b) Paragraph 2 of the Management Services Agreement is hereby amended and restated in its entirety as follows:

                  "2. Each Subsidiary shall pay ADM for such Services on a monthly basis in an amount to be mutually determined by ADM and such Subsidiary based upon a portion of ADM's applicable costs plus any direct invoices from third parties specific to such Subsidiary's activities for such month."

            (c) Paragraph 3 of the Management Services Agreement is hereby amended and restated in its entirety as follows:

                  "3. With respect to the use of real property by each Subsidiary, ADM and such Subsidiary shall mutually determine the amount of space allocated to such Subsidiary on a monthly basis for both office and non-office space and such Subsidiary shall reimburse ADM for the lease costs, real property taxes and related costs for such portion of both office and non-office space."

            (c) The phrase "The Subsidiaries," each time it appears in the preamble and Sections 1, 4 and 5 of the Management Services Agreement is hereby deleted and replaced with the phrase "the Subsidiaries."

         Section 2. Representations and Warranties. Each of the parties to this Amendment hereby represents and warrants to the other that:

            (a) the execution, delivery and performance by it of this Amendment and the taking by it of all actions contemplated thereby are within its corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) its charter or by-laws or similar organizational documents, or (ii) any law or any contractual restriction binding on or affecting any such entity;

            (b) no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (other than those which have been given or made) for the due execution, delivery and performance by it of this Amendment or for the taking by it of any action contemplated hereby to be taken by it; and

            (c) this Amendment constitutes the legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws relating to the enforcement of creditor's rights in general.

       Section 3. Miscellaneous.

            (a) This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New Jersey.

            (b) This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

            (c) This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any provision of the Management Services Agreement. Except as otherwise provided herein, all terms and conditions of the Management Services Agreement and all rights and obligations thereunder of the parties thereto shall remain in full force and effect.

            (d) This Amendment amends the terms of the Management Services Agreement and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Management Services Agreement for any and all purposes. Any reference to the Management Services Agreement, following the execution and delivery of this Amendment, shall be deemed a reference to such Management Services Agreement as hereby amended.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.




                                               ADM TRONICS UNLIMITED, INC.


                                               By: /s/ Andre' DiMino
                                                   --------------------------
                                                   Name: Andre' DiMino
                                                   Title: President


                                               IVIVI TECHNOLOGIES, INC.


                                               By: /s/ Andre' DiMino
                                                   --------------------------
                                                   Name: Andre' DiMino
                                                   Title: Chairman and CFO


                                               SONOTRON MEDICAL SYSTEMS, INC.


                                               By: /s/ Andre' DiMino
                                                   --------------------------
                                                   Name: Andre' DiMino
                                                   Title: President


                                               PEGASUS LABORATORIES, INC.


                                               By: /s/ Andre' DiMino
                                                   --------------------------
                                                   Name: Andre' DiMino
                                                   Title: President